PROXY INFORMATION

Shareholders of the AIM and INVESCO Funds have been mailed proxy statements asking for approval of various proposals. The proxy statements for each AIM or INVESCO fund contains disclosure information about the proposal(s) for which votes are being solicited.

To read answers to common questions regarding proxy voting, your fund's proposal(s), and to access your fund's proxy statement, prospectus, or annual report, select your fund(s) from these drop down menus:


AIM Funds:                                        INVESCO Funds:

Select a fund  [drop-down box]                    Select a fund  [drop-down box]

--------------------------------------------------------------------------------

WAYS TO VOTE.

You may cast your vote by any of the following methods. HOWEVER YOU CHOOSE TO VOTE, IT IS IMPORTANT THAT YOU VOTE NOW TO SAVE THE EXPENSE OF ADDITIONAL SOLICITATIONS.

BY INTERNET

[computer graphic]

You may vote your shares at [link] www.proxyweb.com unless your shares are held through a broker, in which case you may vote your shares at [link] www.proxyvote.com.

Enter the control number listed on the proxy card you received in the mail and follow the instructions on the web site.

BY TELEPHONE

[telephone graphic]

Call toll-free 1.888.221.0697. Enter the control number listed on the proxy card and follow the recorded instructions.

BY MAIL

[mailbox graphic]

Complete and sign the proxy card and return it in the postage-paid envelope provided in the shareholder mailing.

IN PERSON

Please notify AIM Investments at 1.800.952.3502 if you wish to vote your shares at the meeting.

--------------------------------------------------------------------------------

IF YOU HAVE ANY QUESTIONS...

If you have questions on the proxy or the voting process, please contact your financial consultant or call AIM toll-free at 1.800.347.4246 any business day between 7:30 a.m. and 5:30 p.m. CT.

If we have not received your proxy card before the date of the shareholder meeting for your fund, a representative from our proxy solicitation firm, Georgeson Shareholder Communications Inc., may contact you to remind you to exercise your right to vote.

        [LINKS] Prospectuses | Help | Site Map | Terms of Use | Privacy
--------------------------------------------------------------------------------

                        A I M FUND SERVICES, INC. 8/2003

      --Copyright-- 2003 A I M Management Group Inc. All Rights Reserved.

INVESCO PROXY INFORMATION BY FUND

To access your INVESCO fund's proxy information, select the fund name from the drop down, or scroll down to the page. Access the AIM Funds' proxy information.

[Drop-down box]

--------------------------------------------------------------------------------

INVESCO ADVANTAGE FUND

   1. Please read the proxy statement in full. (PDF)

   2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

   3. You may vote your shares at [Link] www.proxyweb.com.

ADDITIONAL FUND MATERIALS:

   o  Prospectus (PDF)

   o  Annual Report (PDF)

   o  Semiannual Report (PDF)

                                                                   Return to top

--------------------------------------------------------------------------------

INVESCO ADVANTAGE GLOBAL HEALTH SCIENCES FUND

   1. Please read the proxy statement in full. (PDF)

   2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

   3. You may vote your shares at [Link] www.proxyweb.com.

ADDITIONAL FUND MATERIALS:

   o  Prospectus (PDF)

   o  Annual Report (PDF)

   o  Semiannual Report (PDF)

                                                                   Return to top

--------------------------------------------------------------------------------

INVESCO BALANCED FUND

   1. Please read the proxy statement in full. (PDF)

   2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

   3. You may vote your shares at [Link] www.proxyweb.com.

ADDITIONAL FUND MATERIALS:

   o  Prospectus (PDF)

   o  Annual Report (PDF)

                                                                   Return to top

--------------------------------------------------------------------------------

INVESCO CASH RESERVES FUND

   1. Please read the proxy statement in full. (PDF)

   2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

   3. You may vote your shares at [Link] www.proxyweb.com.

ADDITIONAL FUND MATERIALS:

   o  Prospectus (PDF)

   o  Annual Report (PDF)

                                                                   Return to top

--------------------------------------------------------------------------------

INVESCO CORE EQUITY FUND

   1. Please read the proxy statement in full. (PDF)

   2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

   3. You may vote your shares at [Link] www.proxyweb.com.

ADDITIONAL FUND MATERIALS:

   o  Prospectus (PDF)

   o  Annual Report (PDF)

                                                                   Return to top

--------------------------------------------------------------------------------

INVESCO DYNAMICS FUND

   1. Please read the proxy statement in full. (PDF)

   2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

   3. You may vote your shares at [Link] www.proxyweb.com.

ADDITIONAL FUND MATERIALS:

   o  Prospectus (PDF)

   o  Annual Report (PDF)

   o  Semiannual Report (PDF)

                                                                   Return to top

--------------------------------------------------------------------------------

INVESCO ENERGY FUND

   1. Please read the proxy statement in full. (PDF)

   2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

   3. You may vote your shares at [Link] www.proxyweb.com.

ADDITIONAL FUND MATERIALS:

   o  Prospectus (PDF)

   o  Annual Report (PDF)

                                                                   Return to top

--------------------------------------------------------------------------------

INVESCO EUROPEAN FUND

   1. Please read the proxy statement in full. (PDF)

   2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

   3. You may vote your shares at [Link] www.proxyweb.com.

ADDITIONAL FUND MATERIALS:

   o  Prospectus (PDF)

   o  Annual Report (PDF)

   o  Semiannual Report (PDF)

                                                                   Return to top

--------------------------------------------------------------------------------

INVESCO FINANCIAL SERVICES FUND

   1. Please read the proxy statement in full. (PDF)

   2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

   3. You may vote your shares at [Link] www.proxyweb.com.

ADDITIONAL FUND MATERIALS:

   o  Prospectus (PDF)

   o  Annual Report (PDF)

                                                                   Return to top

--------------------------------------------------------------------------------

INVESCO GOLD & PRECIOUS METALS FUND

   1. Please read the proxy statement in full. (PDF)

   2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

   3. You may vote your shares at [Link] www.proxyweb.com.

ADDITIONAL FUND MATERIALS:

   o  Prospectus (PDF)

   o  Annual Report (PDF)

                                                                   Return to top

--------------------------------------------------------------------------------

INVESCO GROWTH FUND

   1. Please read the proxy statement in full. (PDF)

   2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

   3. You may vote your shares at [Link] www.proxyweb.com.

ADDITIONAL FUND MATERIALS:

   o  Prospectus (PDF)

   o  Annual Report (PDF)

   o  Semiannual Report (PDF)

                                                                   Return to top

--------------------------------------------------------------------------------

INVESCO GROWTH & INCOME FUND

   1. Please read the proxy statement in full. (PDF)

   2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

   3. You may vote your shares at [Link] www.proxyweb.com.

ADDITIONAL FUND MATERIALS:

   o  Prospectus (PDF)

   o  Annual Report (PDF)

   o  Semiannual Report (PDF)

                                                                   Return to top

--------------------------------------------------------------------------------

INVESCO HEALTH SCIENCES FUND

   1. Please read the proxy statement in full. (PDF)

   2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

   3. You may vote your shares at [Link] www.proxyweb.com.

ADDITIONAL FUND MATERIALS:

   o  Prospectus (PDF)

   o  Annual Report (PDF)

                                                                   Return to top

--------------------------------------------------------------------------------

INVESCO HIGH YIELD FUND

   1. Please read the proxy statement in full. (PDF)

   2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

   3. You may vote your shares at [Link] www.proxyweb.com.

ADDITIONAL FUND MATERIALS:

   o  Prospectus (PDF)

   o  Annual Report (PDF)

   o  Semiannual Report (PDF)

                                                                   Return to top

--------------------------------------------------------------------------------

INVESCO INTERNATIONAL BLUE CHIP VALUE FUND

   1. Please read the proxy statement in full. (PDF)

   2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

   3. You may vote your shares at [Link] www.proxyweb.com.

ADDITIONAL FUND MATERIALS:

   o  Prospectus (PDF)

   o  Annual Report (PDF)

   o  Semiannual Report (PDF)

                                                                   Return to top

--------------------------------------------------------------------------------

INVESCO LEISURE FUND

   1. Please read the proxy statement in full. (PDF)

   2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

   3. You may vote your shares at [Link] www.proxyweb.com.

ADDITIONAL FUND MATERIALS:

   o  Prospectus (PDF)

   o  Annual Report (PDF)

                                                                   Return to top

--------------------------------------------------------------------------------

INVESCO MID-CAP GROWTH FUND

   1. Please read the proxy statement in full. (PDF)

   2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

   3. You may vote your shares at [Link] www.proxyweb.com.

ADDITIONAL FUND MATERIALS:

   o  Prospectus (PDF)

   o  Annual Report (PDF)

                                                                   Return to top

--------------------------------------------------------------------------------

INVESCO MULTI-SECTOR FUND

   1. Please read the proxy statement in full. (PDF)

   2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

   3. You may vote your shares at [Link] www.proxyweb.com.

ADDITIONAL FUND MATERIALS:

   o  Prospectus (PDF)

   o  Semiannual Report (PDF)

                                                                   Return to top

--------------------------------------------------------------------------------

INVESCO REAL ESTATE OPPORTUNITY FUND

   1. Please read the proxy statement in full. (PDF)

   2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

   3. You may vote your shares at [Link] www.proxyweb.com.

ADDITIONAL FUND MATERIALS:

   o  Prospectus (PDF)

   o  Annual Report (PDF)

                                                                   Return to top

--------------------------------------------------------------------------------

INVESCO S&P 500 INDEX FUND

   1. Please read the proxy statement in full. (PDF)

   2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

   3. You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

   o  Prospectus (PDF)

   o  Annual Report (PDF)

   o  Semiannual Report (PDF)

                                                                   Return to top

--------------------------------------------------------------------------------

INVESCO SELECT INCOME FUND

   1. Please read the proxy statement in full. (PDF)

   2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

   3. You may vote your shares at [Link] www.proxyweb.com.

ADDITIONAL FUND MATERIALS:

   o  Prospectus (PDF)

   o  Annual Report (PDF)

   o  Semiannual Report (PDF)

                                                                   Return to top

--------------------------------------------------------------------------------

INVESCO SMALL COMPANY GROWTH FUND

   1. Please read the proxy statement in full. (PDF)

   2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

   3. You may vote your shares at [Link] www.proxyweb.com.

ADDITIONAL FUND MATERIALS:

   o  Prospectus (PDF)

   o  Annual Report (PDF)

   o  Semiannual Report (PDF)

                                                                   Return to top

--------------------------------------------------------------------------------

INVESCO TAX-FREE BOND FUND

   1. Please read the proxy statement in full. (PDF)

   2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

   3. You may vote your shares at [Link] www.proxyweb.com.

ADDITIONAL FUND MATERIALS:

   o  Prospectus (PDF)

   o  Annual Report (PDF)

   o  Semiannual Report (PDF)

                                                                   Return to top

--------------------------------------------------------------------------------

INVESCO TAX-FREE MONEY FUND

   1. Please read the proxy statement in full. (PDF)

   2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

   3. You may vote your shares at [Link] www.proxyweb.com.

ADDITIONAL FUND MATERIALS:

   o  Prospectus (PDF)

   o  Annual Report (PDF)

                                                                   Return to top

--------------------------------------------------------------------------------

INVESCO TECHNOLOGY FUND

   1. Please read the proxy statement in full. (PDF)

   2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

   3. You may vote your shares at [Link] www.proxyweb.com.

ADDITIONAL FUND MATERIALS:

   o  Prospectus (PDF)

   o  Annual Report (PDF)

                                                                   Return to top

--------------------------------------------------------------------------------

INVESCO TELECOMMUNICATIONS FUND

   1. Please read the proxy statement in full. (PDF)

   2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

   3. You may vote your shares at [Link] www.proxyweb.com.

ADDITIONAL FUND MATERIALS:

   o  Prospectus (PDF)

   o  Annual Report (PDF)

                                                                   Return to top

--------------------------------------------------------------------------------

INVESCO TOTAL RETURN FUND

   1. Please read the proxy statement in full. (PDF)

   2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

   3. You may vote your shares at [Link] www.proxyweb.com.

ADDITIONAL FUND MATERIALS:

   o  Prospectus (PDF)

   o  Annual Report (PDF)

                                                                   Return to top

--------------------------------------------------------------------------------

INVESCO TREASURER'S MONEY MARKET RESERVE FUND

   1. Please read the proxy statement in full. (PDF)

   2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

   3. You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

   o  Prospectus (PDF)

   o  Annual Report (PDF)

                                                                   Return to top

--------------------------------------------------------------------------------

INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND

   1. Please read the proxy statement in full. (PDF)

   2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

   3. You may vote your shares at [Link] www.proxyweb.com.

ADDITIONAL FUND MATERIALS:

   o  Prospectus (PDF)

   o  Annual Report (PDF)

                                                                   Return to top

--------------------------------------------------------------------------------

INVESCO U.S. GOVERNMENT MONEY FUND

   1. Please read the proxy statement in full. (PDF)

   2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

   3. You may vote your shares at [Link] www.proxyweb.com.

ADDITIONAL FUND MATERIALS:

   o  Prospectus (PDF)

   o  Annual Report (PDF)

                                                                   Return to top

--------------------------------------------------------------------------------

INVESCO U.S. GOVERNMENT SECURITIES FUND

   1. Please read the proxy statement in full. (PDF)

   2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

   3. You may vote your shares at [Link] www.proxyweb.com.

ADDITIONAL FUND MATERIALS:

   o  Prospectus (PDF)

   o  Annual Report (PDF)

   o  Semiannual Report (PDF)

                                                                   Return to top

--------------------------------------------------------------------------------

INVESCO UTILITIES FUND

   1. Please read the proxy statement in full. (PDF)

   2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

   3. You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

   o  Prospectus (PDF)

   o  Annual Report (PDF)

                                                                   Return to top

--------------------------------------------------------------------------------

INVESCO VALUE EQUITY FUND

   1. Please read the proxy statement in full. (PDF)

   2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

   3. You may vote your shares at [Link] www.proxyweb.com.

ADDITIONAL FUND MATERIALS:

   o  Prospectus (PDF)

   o  Annual Report (PDF)

   o  Semiannual Report (PDF)

                                                                   Return to top

         [Links] Prospectuses | Help | Site Map | Terms of Use | Privacy

--------------------------------------------------------------------------------

                        A I M FUND SERVICES, INC. 8/2003

      --Copyright-- 2003 A I M Management Group Inc. All Rights Reserved.

                          GENERAL QUESTIONS & ANSWERS

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?
Voting may take place in the following ways:

     o You may vote your shares at www.aiminvestments.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.
     o You may indicate your vote on the proxy card and return it in the postage-paid envelope provided in the shareholder mailing.
     o You may call in your vote at 1-888-221-0697 for the 24-hour automated system. You will need the control number from your proxy card. You may call 1-800-880-9347 for a customer service representative for voting or questions; you will be asked identification questions such as your current address and ZIP code.
     o If you do attend the meeting, you may vote your shares in person. Please notify AIM Investments at 1-800-952-3502 if you plan to attend the meeting.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?
The board recommends that you vote FOR the proposals on the proxy card.

WHY SHOULD I VOTE?
Every vote is important. If shareholders fail to vote their proxies, a fund may not receive enough votes to go forward with the October 21, 2003, shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum or proxies may have to be resent to shareholders.

HAS AIM CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?
Yes, AIM has hired Georgeson Shareholder Communications Inc. as its proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?
The Web proxy voting system offered by proxyweb.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

     o SECURE SOCKETS LAYER (SSL) - A security measure that encrypts all information that travels between proxyweb.com's Web server and the shareholder's computer.
     o CONTROL NUMBER - Each shareholder is required to enter his or her control number. Proxyweb.com verifies the number and presents the holder with the appropriate proxy card for his or her fund(s).
     o FIREWALL - To protect the confidentiality of your account records, proxyweb.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?
The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual Accounts: Shareholders should sign exactly as their name appears in the account registration shown on the proxy card.

Joint Accounts: All joint owners should sign exactly as their names appear in the account registration shown on the proxy card.

All Other Accounts: The capacity of the individual signing the proxy card (for example, "trustee") should be indicated unless it is reflected in the form of registration. If a corporation, please sign full corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

WHAT IS THE DEADLINE FOR VOTING?
All votes must be received before or at the Shareholder Meeting, which will be held at 3:00 p.m. Central Time on October 21, 2003.

WHAT ARE THE PROPOSALS BEING PRESENTED AT THE MEETING?
     o To elect 16 directors to the Board of Directors of INVESCO Combination Stock & Bonds Funds, Inc. ("Company"), each of whom will serve until his or her successor is elected and qualified.
     o To approve a new investment advisory agreement with A I M Advisors, Inc.
     o To approve a new sub-advisory agreement between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc.
     o To approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company's assets and the dissolution of Company as a Maryland corporation.

WHAT AM I BEING ASKED TO VOTE ON?
     o You are being asked to vote on the election of 16 directors to the Board of Directors of Company.
     o You are being asked to vote on the approval of a new investment advisory agreement with A I M Advisors, Inc.
     o You are being asked to vote on the approval of a new sub-advisory agreement between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc.
     o You are being asked to approve an Agreement and Plan of Reorganization, which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company's assets and the dissolution of Company as a Maryland corporation.

WHY IS THE ELECTION OF DIRECTORS BEING PROPOSED?
     o The shareholders of all the AIM Funds and the INVESCO Funds would benefit if a unified board of directors/trustees was responsible for overseeing the operation of both the AIM Funds and the INVESCO Funds and the services provided by A I M Advisors, Inc., INVESCO Funds Group, Inc. and their affiliates.

WHY IS A NEW INVESTMENT ADVISORY AGREEMENT BEING PROPOSED?
     o To restructure the advisory and administrative servicing arrangements so that A I M Advisors, Inc. is the advisor and administrator for all INVESCO Funds and AIM Funds.

WHO WILL BE THE NEW SUB-ADVISOR UNDER THE NEW SUB-ADVISORY AGREEMENT BEING PROPOSED?
     o INVESCO Institutional (N.A.), Inc., an affiliate of INVESCO, will serve as sub-advisor.
     o There will not be any increase in the fee rate under the proposed new sub-advisory agreement.

WHY IS THE REDOMESTICATION BEING PROPOSED?
     o The redomestication is being proposed primarily to provide Company greater flexibility in conducting its business.
     o The Delaware statutory trust organizational form offers a number of advantages over the Maryland corporate organizational form

WHERE CAN I FIND MORE INFORMATION CONCERNING THIS PROPOSED ELECTION OF
DIRECTORS?
Further details can be found in the section of the proxy statement titled "ELECTION OF DIRECTORS".

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSED NEW INVESTMENT ADVISORY AGREEMENT?
Further details can be found in the section of the proxy statement titled "APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT".

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSED NEW SUB-ADVISORY AGREEMENT?
Further details can found in the section of the proxy statement titled "APPROVAL OF NEW SUB-ADVISORY AGREEMENT".

WHERE CAN I FIND MORE INFORMATION CONCERNING THIS PROPOSED REDOMESTICATION? Further details can be found in the section of the proxy statement titled "Approval of the Plans to Redomesticate Each Company as a Delaware Statutory Trust".

WILL THERE BE ANY TAX CONSEQUENCES AS A RESULT OF THIS REDOMESTICATION?
The redomestication has been structured as a tax-free transaction for Federal income tax purposes.

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON EACH PROPOSAL?
The board recommends that you vote FOR each proposal.


--------------------------------------------------------------------------------
For more complete information about any AIM or INVESCO funds, including sales charges and expenses, obtain the prospectus. Please read the prospectus(es) carefully before you invest or send money.

INVESCO Core Equity Fund
INVESCO Total Return Fund

                           GENERAL QUESTIONS & ANSWERS

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

     - You may vote your shares at www.aiminvestments.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

     - You may indicate your vote on the proxy card and return it in the postage-paid envelope provided in the shareholder mailing.

     - You may call in your vote at 1-888-221-0697 for the 24-hour automated system. You will need the control number from your proxy card. You may call 1-800-880-9347 for a customer service representative for voting or questions; you will be asked identification questions such as your current address and ZIP code.

     - If you do attend the meeting, you may vote your shares in person. Please notify AIM Investments at 1-800-952-3502 if you plan to attend the meeting.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The board recommends that you vote FOR the proposals on the proxy card.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, a fund may not receive enough votes to go forward with the October 21, 2003, shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

HAS AIM CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

Yes, AIM has hired Georgeson Shareholder Communications Inc. as its proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by proxyweb.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

     - SECURE SOCKETS LAYER (SSL) - A security measure that encrypts all information that travels between proxyweb.com's Web server and the shareholder's computer.

     - CONTROL NUMBER - Each shareholder is required to enter his or her control number. Proxyweb.com verifies the number and presents the holder with the appropriate proxy card for his or her fund(s).

     - FIREWALL - To protect the confidentiality of your account records, proxyweb.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual Accounts: Shareholders should sign exactly as their name appears in the account registration shown on the proxy card.

Joint Accounts: All joint owners should sign exactly as their names appear in the account registration shown on the proxy card.

All Other Accounts: The capacity of the individual signing the proxy card (for example, "trustee") should be indicated unless it is reflected in the form of registration. If a corporation, please sign full corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the Shareholder Meeting, which will be held at 3:00 p.m. Central Time on October 21, 2003.

WHAT ARE THE PROPOSALS BEING PRESENTED AT THE MEETING?

     - To elect 16 directors to the Board of Directors of INVESCO Treasurer's Series Fund, Inc. ("Company"), each of whom will serve until his or her successor is elected and qualified.

     - To approve a new investment advisory agreement with A I M Advisors, Inc.

     - To approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company's assets and the dissolution of Company as a Maryland corporation.

WHAT AM I BEING ASKED TO VOTE ON?

     - You are being asked to vote on the election of 16 directors to the Board of Directors of Company.

     - You are being asked to vote on a new investment advisory agreement with A I M Advisors, Inc.

     - You are being asked to vote on an Agreement and Plan of Reorganization, which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company's assets and the dissolution of Company as a Maryland corporation.

WHY IS THE ELECTION OF DIRECTORS BEING PROPOSED?

     - The shareholders of all the AIM Funds and the INVESCO Funds would benefit if a unified board of directors/trustees was responsible for overseeing the operation of both the AIM Funds and the INVESCO Funds and the services provided by A I M Advisors, Inc., INVESCO Funds Group, Inc. and their affiliates.

WHY IS A NEW INVESTMENTS ADVISORY AGREEMENT BEING PROPOSED?

     - To restructure the advisory and administrative servicing arrangements so that A I M Advisors, Inc. is the advisor and administrator for all INVESCO Funds and AIM Funds.

WHY IS THE REDOMESTICATION BEING PROPOSED?

     - The redomestication is being proposed primarily to provide Company greater flexibility in conducting its business.

     - The Delaware statutory trust organizational form offers a number of advantages over the Maryland corporate organizational form

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSED ELECTION OF DIRECTORS?

Further details can be found in the election of the proxy statement titled "ELECTION OF DIRECTORS".

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSED NEW INVESTMENT ADVISORY AGREEMENT?

Further details can be found in the section of the proxy statement titled "APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT".

WHERE CAN I FIND MORE INFORMATION CONCERNING THIS PROPOSED REDOMESTICATION?

Further details can be found in the section of the proxy statement titled "APPROVAL OF THE PLANS TO REDOMESTICATE EACH COMPANY AS A DELAWARE STATUTORY TRUST".

WILL THERE BE ANY TAX CONSEQUENCES AS A RESULT OF THIS REDOMESTICATION?

The redomestication has been structured as a tax-free transaction for Federal income tax purposes.

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON EACH PROPOSAL?

The board recommends that you vote FOR each proposal.

--------------------------------------------------------------------------------
For more complete information about any AIM or INVESCO funds, including sales charges and expenses, obtain the prospectus. Please read the prospectus(es) carefully before you invest or send money.

INVESCO Treasurer's Money Market Reserve Fund
INVESCO Treasurer's Tax-Exempt Reserve Fund

                           GENERAL QUESTIONS & ANSWERS

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?
Voting may take place in the following ways:

     o You may vote your shares at www.aiminvestments.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.
     o You may indicate your vote on the proxy card and return it in the postage-paid envelope provided in the shareholder mailing.
     o You may call in your vote at 1-888-221-0697 for the 24-hour automated system. You will need the control number from your proxy card. You may call 1-800-880-9347 for a customer service representative for voting or questions; you will be asked identification questions such as your current address and ZIP code.
     o If you do attend the meeting, you may vote your shares in person. Please notify AIM Investments at 1-800-952-3502 if you plan to attend the meeting.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?
The board recommends that you vote FOR the proposals on the proxy card.

WHY SHOULD I VOTE?
Every vote is important. If shareholders fail to vote their proxies, a fund may not receive enough votes to go forward with the October 21, 2003, shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum or proxies may have to be resent to shareholders.

HAS AIM CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?
Yes, AIM has hired Georgeson Shareholder Communications Inc. as its proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?
The Web proxy voting system offered by proxyweb.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

     o SECURE SOCKETS LAYER (SSL) - A security measure that encrypts all information that travels between proxyweb.com's Web server and the shareholder's computer.
     o CONTROL NUMBER - Each shareholder is required to enter his or her control number. Proxyweb.com verifies the number and presents the holder with the appropriate proxy card for his or her fund(s).
     o FIREWALL - To protect the confidentiality of your account records, proxyweb.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?
The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual Accounts: Shareholders should sign exactly as their name appears in the account registration shown on the proxy card.

Joint Accounts: All joint owners should sign exactly as their names appear in the account registration shown on the proxy card.

All Other Accounts: The capacity of the individual signing the proxy card (for example, "trustee") should be indicated unless it is reflected in the form of registration. If a corporation, please sign full corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

WHAT IS THE DEADLINE FOR VOTING?
All votes must be received before or at the Shareholder Meeting, which will be held at 3:00 p.m. Central Time on October 21, 2003.

WHAT ARE THE PROPOSALS BEING PRESENTED AT THE MEETING?

     o To elect 16 directors to the Board of Directors of INVESCO Sector Funds, Inc. ("Company"), each of whom will serve until his or her successor is elected and qualified.
     o To approve a new investment advisory agreement with A I M Advisors, Inc.
     o To approve a new sub-advisory agreement between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc.
     o To approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company's assets and the dissolution of Company as a Maryland corporation.

WHAT AM I BEING ASKED TO VOTE ON?

     o You are being asked to vote on the election of 16 directors to the Board of Directors of Company.
     o You are being asked to vote on the approval of a new investment advisory agreement with A I M Advisors, Inc.
     o You are being asked to vote on the approval of a new sub-advisory agreement between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc.
     o You are being asked to approve an Agreement and Plan of Reorganization, which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company's assets and the dissolution of Company as a Maryland corporation.

WHY IS THE ELECTION OF DIRECTORS BEING PROPOSED?
     o The shareholders of all the AIM Funds and the INVESCO Funds would benefit if a unified board of directors/trustees was responsible for overseeing the operation of both the AIM Funds and the INVESCO Funds and the services provided by A I M Advisors, Inc., INVESCO Funds Group, Inc. and their affiliates.

WHY IS A NEW INVESTMENT ADVISORY AGREEMENT BEING PROPOSED?
     o To restructure the advisory and administrative servicing arrangements so that A I M Advisors, Inc. is the advisor and administrator for all INVESCO Funds and AIM Funds.

WHO WILL BE THE NEW SUB-ADVISOR UNDER THE NEW SUB-ADVISORY AGREEMENT BEING PROPOSED?
     o INVESCO Institutional (N.A.), Inc., an affiliate of INVESCO, will serve as sub-advisor.
     o There will not be any increase in the fee rate under the proposed new sub-advisory agreement.

WHY IS THE REDOMESTICATION BEING PROPOSED?
     o The redomestication is being proposed primarily to provide Company greater flexibility in conducting its business.
     o The Delaware statutory trust organizational form offers a number of advantages over the Maryland corporate organizational form

WHERE CAN I FIND MORE INFORMATION CONCERNING THIS PROPOSED ELECTION OF
DIRECTORS?
Further details can be found in the section of the proxy statement titled "ELECTION OF DIRECTORS".

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSED NEW INVESTMENT ADVISORY AGREEMENT?
Further details can be found in the section of the proxy statement titled "APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT".

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSED NEW SUB-ADVISORY AGREEMENT?
Further details can be found in the section of the proxy statement titled "APPROVAL OF NEW SUB-ADVISORY AGREEMENT".

WHERE CAN I FIND MORE INFORMATION CONCERNING THIS PROPOSED REDOMESTICATION? Further details can be found in the section of the proxy statement titled "Approval of the Plans to Redomesticate Each Company as a Delaware Statutory Trust".

WILL THERE BE ANY TAX CONSEQUENCES AS A RESULT OF THIS REDOMESTICATION?
The redomestication has been structured as a tax-free transaction for Federal income tax purposes.

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON EACH PROPOSAL?
The board recommends that you vote FOR each proposal.


--------------------------------------------------------------------------------
For more complete information about any AIM or INVESCO funds, including sales charges and expenses, obtain the prospectus. Please read the prospectus(es) carefully before you invest or send money.

INVESCO Energy Fund
INVESCI Financial Services Fund
INVESCO Gold & Precious Metals Fund
INVESCO Health Sciences Fund
INVESCO Leisure Fund
INVESCO Technology Fund
INVESCO Utilities Fund

                           GENERAL QUESTIONS & ANSWERS

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?
Voting may take place in the following ways:

     o You may vote your shares at www.aiminvestments.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.
     o You may indicate your vote on the proxy card and return it in the postage-paid envelope provided in the shareholder mailing.
     o You may call in your vote at 1-888-221-0697 for the 24-hour automated system. You will need the control number from your proxy card. You may call 1-800-880-9347 for a customer service representative for voting or questions; you will be asked identification questions such as your current address and ZIP code.
     o If you do attend the meeting, you may vote your shares in person. Please notify AIM Investments at 1-800-952-3502 if you plan to attend the meeting.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?
The board recommends that you vote FOR the proposals on the proxy card.

WHY SHOULD I VOTE?
Every vote is important. If shareholders fail to vote their proxies, a fund may not receive enough votes to go forward with the October 21, 2003, shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum or proxies may have to be resent to shareholders.

HAS AIM CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?
Yes, AIM has hired Georgeson Shareholder Communications Inc. as its proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?
The Web proxy voting system offered by proxyweb.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

     o SECURE SOCKETS LAYER (SSL) - A security measure that encrypts all information that travels between proxyweb.com's Web server and the shareholder's computer.
     o CONTROL NUMBER - Each shareholder is required to enter his or her control number. Proxyweb.com verifies the number and presents the holder with the appropriate proxy card for his or her fund(s).
     o FIREWALL - To protect the confidentiality of your account records, proxyweb.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?
The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual Accounts: Shareholders should sign exactly as their name appears in the account registration shown on the proxy card.

Joint Accounts: All joint owners should sign exactly as their names appear in the account registration shown on the proxy card.

All Other Accounts: The capacity of the individual signing the proxy card (for example, "trustee") should be indicated unless it is reflected in the form of registration. If a corporation, please sign full corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

WHAT IS THE DEADLINE FOR VOTING?
All votes must be received before or at the Shareholder Meeting, which will be held at 3:00 p.m. Central Time on October 21, 2003.

WHAT ARE THE PROPOSALS BEING PRESENTED AT THE MEETING?
     o To elect 16 directors to the Board of Directors of INVESCO Stock Funds, Inc. ("Company"), each of whom will serve until his or her successor is elected and qualified.
     o To approve a new investment advisory agreement with A I M Advisors, Inc.
     o To approve a new sub-advisory agreement between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc.
     o To approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company's assets and the dissolution of Company as a Maryland corporation.

WHAT AM I BEING ASKED TO VOTE ON?
     o You are being asked to vote on the election of 16 directors to the Board of Directors of Company.
     o You are being asked to vote on the approval of a new investment advisory agreement with A I M Advisors, Inc.
     o You are being asked to vote on the approval of a new sub-advisory agreement between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc.
     o You are being asked to approve an Agreement and Plan of Reorganization, which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company's assets and the dissolution of Company as a Maryland corporation.

WHY IS THE ELECTION OF DIRECTORS BEING PROPOSED?
     o The shareholders of all the AIM Funds and the INVESCO Funds would benefit if a unified board of directors/trustees was responsible for overseeing the operation of both the AIM Funds and the INVESCO Funds and the services provided by A I M Advisors, Inc., INVESCO Funds Group, Inc. and their affiliates.

WHY IS A NEW INVESTMENT ADVISORY AGREEMENT BEING PROPOSED?
     o To restructure the advisory and administrative servicing arrangements so that A I M Advisors, Inc. is the advisor and administrator for all INVESCO Funds and AIM Funds.

WHO WILL BE THE NEW SUB-ADVISOR UNDER THE NEW SUB-ADVISORY AGREEMENT BEING PROPOSED?
     o INVESCO Institutional (N.A.), Inc., an affiliate of INVESCO, will serve as sub-advisor.
     o There will not be any increase in the fee rate under the new proposed sub-advisory agreement.

WHY IS THE REDOMESTICATION BEING PROPOSED?
     o The redomestication is being proposed primarily to provide Company greater flexibility in conducting its business.
     o The Delaware statutory trust organizational form offers a number of advantages over the Maryland corporate organizational form

WHERE CAN I FIND MORE INFORMATION CONCERNING THIS PROPOSED ELECTION OF
DIRECTORS?
Further details can be found in the section of the proxy statement titled "ELECTION OF DIRECTORS".

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSED NEW INVESTMENT ADVISORY AGREEMENT?
Further details can be found in the section of the proxy statement titled "APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT".

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSED NEW SUB-ADVISORY AGREEMENT?
Further details can found in the section of the proxy statement titled "APPROVAL OF A NEW SUB-ADVISORY AGREEMENT".

WHERE CAN I FIND MORE INFORMATION CONCERNING THIS PROPOSED REDOMESTICATION? Further details can be found in the section of the proxy statement titled "Approval of the Plans to Redomesticate Each Company as a Delaware Statutory Trust".

WILL THERE BE ANY TAX CONSEQUENCES AS A RESULT OF THIS REDOMESTICATION?
The redomestication has been structured as a tax-free transaction for Federal income tax purposes.

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON EACH PROPOSAL?
The board recommends that you vote FOR each proposal.


--------------------------------------------------------------------------------
For more complete information about any AIM or INVESCO funds, including sales charges and expenses, obtain the prospectus. Please read the prospectus(es) carefully before you invest or send money.

INVESCO Dynamics
INVESCO Mid-Cap Growth Fund
INVECO Small Company Growth Fund
INVESCO S&P 500 Index Fund

                           GENERAL QUESTIONS & ANSWERS

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?
Voting may take place in the following ways:

     o You may vote your shares at www.aiminvestments.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.
     o You may indicate your vote on the proxy card and return it in the postage-paid envelope provided in the shareholder mailing.
     o You may call in your vote at 1-888-221-0697 for the 24-hour automated system. You will need the control number from your proxy card. You may call 1-800-880-9347 for a customer service representative for voting or questions; you will be asked identification questions such as your current address and ZIP code.
     o If you do attend the meeting, you may vote your shares in person. Please notify AIM Investments at 1-800-952-3502 if you plan to attend the meeting.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?
The board recommends that you vote FOR the proposals on the proxy card.

WHY SHOULD I VOTE?
Every vote is important. If shareholders fail to vote their proxies, a fund may not receive enough votes to go forward with the October 21, 2003, shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum or proxies may have to be resent to shareholders.

HAS AIM CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?
Yes, AIM has hired Georgeson Shareholder Communications Inc. as its proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?
The Web proxy voting system offered by proxyweb.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

     o SECURE SOCKETS LAYER (SSL) - A security measure that encrypts all information that travels between proxyweb.com's Web server and the shareholder's computer.
     o CONTROL NUMBER - Each shareholder is required to enter his or her control number. Proxyweb.com verifies the number and presents the holder with the appropriate proxy card for his or her fund(s).
     o FIREWALL - To protect the confidentiality of your account records, proxyweb.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?
The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual Accounts: Shareholders should sign exactly as their name appears in the account registration shown on the proxy card.

Joint Accounts: All joint owners should sign exactly as their names appear in the account registration shown on the proxy card.

All Other Accounts: The capacity of the individual signing the proxy card (for example, "trustee") should be indicated unless it is reflected in the form of registration. If a corporation, please sign full corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

WHAT IS THE DEADLINE FOR VOTING?
All votes must be received before or at the Shareholder Meeting, which will be held at 3:00 p.m. Central Time on October 21, 2003.

WHAT ARE THE PROPOSALS BEING PRESENTED AT THE MEETING?
     o To elect 16 directors to the Board of Directors of INVESCO Counselor Series Funds, Inc. ("Company"), each of whom will serve until his or her successor is elected and qualified.
     o To approve a new investment advisory agreement with A I M Advisors, Inc.
     o To approve a new sub-advisory agreement between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc.
     o To approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company's assets and the dissolution of Company as a Maryland corporation.

WHAT AM I BEING ASKED TO VOTE ON?

     o You are being asked to vote on the election of 16 directors to the Board of Directors Company.
     o You are being asked to vote on the approval of a new investment advisory agreement with A I M Advisors, Inc.
     o You are being asked to vote on the approval of a new sub-advisory agreement between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc.
     o You are being asked to approve an Agreement and Plan of Reorganization, which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company's assets and the dissolution of Company as a Maryland corporation.

WHY IS THE ELECTION OF DIRECTORS BEING PROPOSED?
     o The shareholders of all the AIM Funds and the INVESCO Funds would benefit if a unified board of directors/trustees was responsible for overseeing the operation of both the AIM Funds and the INVESCO Funds and the services provided by A I M Advisors, Inc., INVESCO Funds Group, Inc. and their affiliates.

WHY IS A NEW INVESTMENT ADVISORY AGREEMENT BEING PROPOSED?
     o To restructure the advisory and administrative servicing arrangements so that A I M Advisors, Inc. is the advisor and administrator for all INVESCO Funds and AIM Funds.

WHO WILL BE THE NEW SUB-ADVISOR UNDER THE NEW SUB-ADVISORY AGREEMENT BEING PROPOSED?
     o INVESCO Institutional (N.A.), Inc., an affiliate of INVESCO, will serve as sub-advisor.
     o There will not be any increase in the fee rate under the proposed new sub-advisory agreement.

WHY IS THE REDOMESTICATION BEING PROPOSED?
     o The redomestication is being proposed primarily to provide Company greater flexibility in conducting its business.
     o The Delaware statutory trust organizational form offers a number of advantages over the Maryland corporate organizational form

WHERE CAN I FIND MORE INFORMATION CONCERNING THIS PROPOSED ELECTION OF
DIRECTORS?
Further details can be found in the section of the proxy statement titled "ELECTION OF DIRECTORS".

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSED NEW INVESTMENT ADVISORY AGREEMENT?
Further details can be found in the section of the proxy statement titled "APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT".

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSED NEW SUB-ADVISORY AGREEMENT?
Further details can found in the section of the proxy statement titled "APPROVAL OF NEW SUB-ADVISORY AGREEMENT".

WHERE CAN I FIND MORE INFORMATION CONCERNING THIS PROPOSED REDOMESTICATION? Further details can be found in the section of the proxy statement titled "Approval of the Plans to Redomesticate Each Company as a Delaware Statutory Trust".

WILL THERE BE ANY TAX CONSEQUENCES AS A RESULT OF THIS REDOMESTICATION?
The redomestication has been structured as a tax-free transaction for Federal income tax purposes.

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON EACH PROPOSAL?
The board recommends that you vote FOR each proposal.


--------------------------------------------------------------------------------
For more complete information about any AIM or INVESCO funds, including sales charges and expenses, obtain the prospectus. Please read the prospectus(es) carefully before you invest or send money.